UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2003

eUniverse, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release issued by eUniverse, Inc. on October 31, 2003, announcing the departure of the Registrant’s Chief Executive Officer and changes to the Registrant’s board of directors.

Item 7. Exhibits

99.1    Press release dated October 31, 2003 by eUniverse, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2003	eUniverse, Inc.

	By:	/s/ THOMAS J. FLAHIE
Thomas J. Flahie Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 31, 2003.